UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 9, 2012

ADTRAN, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24612	63-0918200
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

901 Explorer Boulevard, Huntsville, Alabama 35806-2807
(Address of principal executive offices, including zip code)

(256) 963-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On October 9, 2012, ADTRAN, Inc. announced its financial results for the fiscal quarter ended September 30, 2012 and certain other information.

ADTRAN also announced that its Board of Directors declared a quarterly cash dividend of $0.09 per common share to be paid to holders of record at the close of business on October 25, 2012.  The ex-dividend date is October 23, 2012 and the payment date is November 8, 2012.

A copy of ADTRAN's press release announcing such financial results and other information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

In addition, ADTRAN has posted supplemental information regarding revenues by product category, subcategory and segment for the fiscal quarter ended September 30, 2012 on the Investor Relations page of its website, www.adtran.com.  A copy of the supplemental information is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

                     (d)  Exhibits.

                     The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release dated October 9, 2012.
99.2	Revenues by product and segment classification

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on October 10, 2012.

ADTRAN, Inc.
(Registrant)

By: /s/ James E. Matthews
James E. Matthews
Senior Vice President – Finance,
Chief Financial Officer, Treasurer,
Secretary and Director
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 9, 2012.
99.2	Revenues by product and segment classification